UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 2011

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33253	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1520 Old Trolley Road, Summerville, SC 29485	29485
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (843) 574-7001

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2011 Annual Meeting of Shareholders for Force Protection, Inc. (the “Company”) was held on April 22, 2011 at 10:00 a.m. Eastern Time.

The following nominees for the office of a Class III director for a three-year term expiring at the 2014 Annual Meeting of Shareholders were elected by the following votes of the Company’s shareholders:

Nominee	For	Withheld	Broker Non Votes	Percentage For

John S. Day	48,086,113	995,807	14,720,652	98%

John W. Paxton, Sr.	48,805,736	276,184	14,720,652	99%

Thomas A. Corcoran	44,548,170	4,533,750	14,720,652	91%

The following persons will also continue as directors: Michael Moody, Lieutenant General Roger G. Thompson, Jr. USA (Ret.), Lynn Brubaker, John S. Day, Major General Jack A. Davis, USMC (Ret.), B. Herbert Ellis and Kenneth A. Merlau.

The Company’s shareholders ratified the appointment of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2011 by the following votes:

For	Against	Abstain	Broker Non Votes	Percentage For
62,096,612	1,595,895	110,065	0	97%

The Company’s shareholders approved the “Say on Pay” advisory proposal for the Company’s executive compensation program and policies for 2010 by the following votes:

For	Against	Abstain	Broker Non Votes	Percentage For
45,575,119	2,973,157	533,644	14,720,652	93%

On the “Say When on Pay” advisory proposal, the Company’s shareholders elected for a one year voting frequency on future advisory proposals on executive compensation by the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non Votes	Percentage For 1 Year
42,442,100	177,928	5,915,158	546,734	14,720,652	87%

Based on these results, the Board has determined that the Company will hold an advisory shareholder vote on the compensation of executives every year.

The Company’s shareholders approved the amendments to the Company’s 2008 Stock Plan by the following votes:

For	Against	Abstain	Broker Non Votes	Percentage For
38,308,545	10,295,687	477,688	14,720,652	78%

No other matters were submitted for shareholder action.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibits are included herewith:

Exhibit Number	Exhibit Description

10.1	Force Protection, Inc., Amended and Restated 2008 Stock Plan, effective April 22, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: April 25, 2011

/s/ Charles Mathis
(Signature)
	Name:	Charles Mathis
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Force Protection, Inc., Amended and Restated 2008 Stock Plan, effective April 22, 2011.